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                                 EXHIBIT 10.20
               SUBSCRIPTION DOCUMENT B [POOL 2 - CURRENT MEMBERS]
                          DAKOTA GROWERS PASTA COMPANY
                     A NORTH DAKOTA COOPERATIVE ASSOCIATION
                             SUBSCRIPTION AGREEMENT

NAME AND ADDRESS OF SUBSCRIBER                 NUMBER OF SHARES OF EQUITY STOCK THE
                                               SUBSCRIBER DESIRES TO PURCHASE IN POOL 2:
PLEASE COMPLETE AND MAIL OR                    DAKOTA GROWERS PASTA COMPANY
DELIVER WITH PAYMENT TO:                       ONE PASTA AVENUE, P.O. BOX 21
                                               CARRINGTON, ND 58421-0021

    In the event that all shares of Equity Stock offered in Pool 1 are not sold, the undersigned hereby subscribes for and agrees to purchase that number of Equity Shares of Dakota Growers Pasta Company (the "Company") listed above, at a price of $7.50 per Share.

    The undersigned understands that the full number of Equity Shares requested will be available only if the shares available for purchase in Pool 2 of the Company's stock offering are sufficient to satisfy the requests of all subscribers. In the event that the number of Equity Shares requested by subscribers in Pool 2 exceeds the number of Equity Shares available in Pool 2, then the Company will allocate the Pool 2 shares on a pro rata basis based on the number of shares of Equity Stock requested by each subscribing member. Please review the "Plan of Distribution" section of the Prospectus dated
November   , 1998 for a full description of the distribution process.

    With the return of this completed Subscription Agreement, the undersigned must make full payment for the number of Equity Shares desired to be purchased in Pool 2. This completed Subscription Agreement and the accompanying payment must be received by the Company at its corporate offices on or before 5:00 P.M., January 6, 1999. Subscription Agreements and accompanying payments that are received by the Company after that date, but which are postmarked on or before January 6, 1999, will be deemed to be timely received.

    The undersigned hereby reaffirms all of the representations and declarations as set forth in the undersigned's executed Subscription Document A (Pool 1) submitted to the Company.

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    BY EXECUTING THIS SUBSCRIPTION AGREEMENT, AND UPON ITS FULL OR PARTIAL
ACCEPTANCE BY THE COMPANY, THE UNDERSIGNED ALSO AGREES TO CONTINUE TO BE BOUND IN ALL RESPECTS BY THE UNDERSIGNED'S PREVIOUSLY EXECUTED GROWERS AGREEMENT. SAID GROWERS AGREEMENT IS INCORPORATED BY REFERENCE INTO THIS SUBSCRIPTION AGREEMENT AND MADE A PART HEREOF.

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                                PAYMENT DUE NOW

           Number of Equity Shares Requested in Pool 2
$          Amount of Payment Enclosed

Make check payable to Dakota Growers Pasta Company Escrow Account

    The payment will be held in escrow with Bremer Bank, N.A. until the Company has completed the Pool 2 allocation of shares. In the event that no shares are issued to the undersigned, the full amount of the payment to the Company hereunder will be refunded, without interest, to the subscriber.

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    The subscription has been signed by the undersigned at
____________________________, ___________________________ on ____________, 199 .

(City/Town)                     (State)                      (Month and Day)

    INSTRUCTIONS: If the member consists of co-owners or joint owners, each should sign. If the prospective member is a corporation, limited liability company, or other legal entity, an officer should sign and give his title. If the member is a partnership, the authorized partner should sign and give his title.

                 (signature)                                      (title)

                 (signature)                                      (title)

    ACCEPTANCE. The Company hereby accepts the subscription for ______ Equity Shares as of this __ day of ____________, 1999.

                                DAKOTA GROWERS PASTA COMPANY

                                By
                                     ------------------------------------------

                                Its
                                     ------------------------------------------

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